UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR     04.30.20

SEMI-
ANNUAL REPORT

ALLIANCEBERNSTEIN
NATIONAL MUNICIPAL INCOME FUND
(NYSE: AFB)

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (800) 219 4218.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein National Municipal Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 1

SEMI-ANNUAL REPORT

June 12, 2020

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund for the semi-annual reporting period ended April 30, 2020. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

During the fiscal year ended October 31, 2019 the Fund refinanced its remaining outstanding auction preferred shares and 2015 Variable Rate MuniFund Term Preferred Shares, replacing the leverage provided through such shares with newly issued preferred shares. Additional information regarding the refinancing may be found in Note E of the Notes to Financial Statements.

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax.

RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND (NAV)	-7.03%	-2.04%

Bloomberg Barclays Municipal Bond Index	-1.33%	2.16%

The Fund’s market price per share on April 30, 2020 was $12.64. The Fund’s NAV price per share on April 30, 2020 was $13.87. For additional Financial Highlights, please see pages 44-45.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2020.

The Fund underperformed the benchmark for both periods, as security selection within the state general obligation and not-for-profit health care sectors detracted, relative to the benchmark. In addition, the Fund’s relatively larger weight in medium-grade credit bonds (and lower weight in the most highly rated bonds) detracted as credit spreads widened during both periods. There were no noteworthy contributors over either period.

Leverage, achieved through the usage of auction rate preferred shares for the 12-month period detracted, while tender option bonds (“TOBs”) and variable rate municipal term preferred shares detracted from the Fund’s total returns over both periods. Leverage benefited the Fund’s income, as the spread between the Fund’s borrowing and investment rates remained positive.

The Fund did not utilize derivatives during the six- or 12-month periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent until the last couple months of the six-month period ended April 30, 2020. In March, these themes sharply reversed and volatility spiked dramatically. The novel coronavirus pandemic quickly led to the increase in market volatility and to a sharp economic contraction. In this environment, investors fled to cash from nearly every other type of investment, and stocks and bonds fell dramatically. The municipal bond market was not spared; after 60 consecutive weeks of inflows, municipal bond funds had record outflows. Municipals had shown strong absolute and relative performance prior to March, with yields declining 0.8% to over 1% depending on the maturity since April of 2019. In March, open-end funds had to sell vast quantities of bonds to meet shareholder redemptions, and this selling contributed to yields rising over 2% in less than two weeks. The municipal market did recover toward the end of March and into April as investor demand returned following the actions taken by the US Federal Reserve to address market liquidity and the passing of the Coronavirus Aid, Relief, and Economic Security Act, which included direct aid to municipalities. As a result, after the large moves during both periods, yields for high-grade municipal bonds ended lower for the 12-month period by 0.3% to 0.7%, with yields for shorter-maturity bonds declining more; for the six-month period, longer-maturity municipal yields were higher by about 0.15% and shorter-maturity bonds declined by about 0.3%. Over both the six- and 12-month periods, the additional yield provided by more credit-sensitive bonds increased.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. The Team relies on an investment process that combines quantitative and fundamental research to build effective bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.56% and 0.00%, respectively.

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INVESTMENT POLICIES

The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-9 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 37-42.

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DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 46-47.

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Financing and Related Transactions; Leverage and Other Risks: The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

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DISCLOSURES AND RISKS (continued)

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Variable Rate MuniFund Term Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose vehicle (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

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DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield of value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights

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DISCLOSURES AND RISKS (continued)

of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund

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DISCLOSURES AND RISKS (continued)

from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The Fund is subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $398.7

1

All data are as of April 30, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 162.1%
Long-Term Municipal Bonds – 162.1%
Alabama – 4.1%
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2046	$10,000	$11,603,700
State of Alabama Docks Department AGM Series 2017A 5.00%, 10/01/2034	2,000	2,312,860
AGM Series 2017C 5.00%, 10/01/2036	2,000	2,316,300

		16,232,860

Arizona – 1.1%
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2022-12/01/2023	4,150	4,547,315

Arkansas – 0.5%
Pulaski County Public Facilities Board (Baptist Health Obligated Group) Series 2014 5.00%, 12/01/2042	2,000	2,129,340

California – 17.8%
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2039	3,500	3,677,415
Bay Area Toll Authority Series 2013S 5.00%, 04/01/2032 (Pre-refunded/ETM)	5,720	6,416,239
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2037(a)	3,075	3,129,520
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/2036(a)	800	806,072
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013B 5.00%, 07/01/2034	1,770	1,948,558

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water Series 2013B 5.00%, 07/01/2032	$3,840	$4,276,301
Los Angeles Department of Water & Power Power System Revenue Series 2013A 5.00%, 07/01/2030 (Pre-refunded/ETM)	90	99,896
5.00%, 07/01/2030	6,165	6,771,636
Series 2013B 5.00%, 07/01/2030	10,000	11,156,000
San Bernardino County Transportation Authority Series 2015-2 5.00%, 03/01/2032-03/01/2034(b)	11,340	12,746,369
State of California Series 2013 5.00%, 11/01/2030	5,800	6,489,040
University of California Series 2012G 5.00%, 05/15/2031 (Pre-refunded/ETM)	3,175	3,446,399
5.00%, 05/15/2031	3,825	4,114,820
Series 2013A 5.00%, 05/15/2030 (Pre-refunded/ETM)	2,480	2,782,510
5.00%, 05/15/2030	2,875	3,191,250

		71,052,025

Colorado – 3.0%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2013B 5.25%, 11/15/2031	6,680	7,354,546
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	4,335	4,624,535

		11,979,081

Connecticut – 9.3%
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017I-1 5.00%, 07/01/2042	2,410	2,605,764
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) 4.00%, 07/01/2049	1,500	1,248,825

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013C 5.00%, 07/15/2027	$7,165	$7,818,233
Series 2013E 5.00%, 08/15/2029	4,800	5,228,784
State of Connecticut Special Tax Revenue Series 2011A 5.00%, 12/01/2028	5,000	5,249,250
Series 2012 5.00%, 01/01/2029	13,855	14,945,804

		37,096,660

District of Columbia – 1.7%
District of Columbia Series 2013A 5.00%, 06/01/2029	5,000	5,551,050
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/2035	1,000	1,102,230

		6,653,280

Florida – 8.9%
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/2044	4,560	4,842,583
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 04/01/2033	1,000	1,073,430
Florida Ports Financing Commission Series 2011A 5.00%, 10/01/2025-10/01/2027	4,205	4,431,463
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 06/01/2035	2,655	2,888,720
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039	9,250	9,759,768
Palm Beach County Health Facilities Authority (Baptist Health South Florida Obligated Group) 3.00%, 08/15/2044	8,000	7,332,160
Putnam County Development Authority/FL (Seminole Electric Cooperative, Inc.) Series 2018A 5.00%, 03/15/2042	4,500	5,229,360

		35,557,484

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 1.8%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2036	$4,170	$4,541,172
City of Atlanta GA Department of Aviation Series 2014B 5.00%, 01/01/2032	1,275	1,400,944
Municipal Electric Authority of Georgia 5.00%, 01/01/2038-01/01/2059	1,060	1,109,864

		7,051,980

Guam – 1.4%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.25%, 01/01/2036	5,720	5,725,320

Hawaii – 1.9%
State of Hawaii Airports System Revenue Series 2010A 5.00%, 07/01/2034	5,000	5,032,150
Series 2015A 5.00%, 07/01/2045	2,500	2,698,050

		7,730,200

Illinois – 15.3%
Chicago Board of Education Series 2017C 5.00%, 12/01/2034	1,945	1,900,771
Series 2019A 5.00%, 12/01/2029	1,260	1,264,876
Chicago O’Hare International Airport Series 2016B 5.00%, 01/01/2041	8,000	8,675,600
Series 2016C 5.00%, 01/01/2038	2,350	2,561,993
Series 2018A 5.00%, 01/01/2048	6,300	6,868,449
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2045	4,500	4,633,830
Illinois State Toll Highway Authority Series 2015B 5.00%, 01/01/2040	3,000	3,345,150
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	8,755	7,955,231

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2014 5.00%, 04/01/2030-02/01/2039	$12,070	$11,375,726
Series 2017D 5.00%, 11/01/2028	5,000	4,825,600
Series 2018A 5.00%, 10/01/2027	1,000	969,170
Series 2019B 4.00%, 11/01/2036-11/01/2037	7,460	6,518,922

		60,895,318

Indiana – 0.3%
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2044	1,250	1,281,313

Iowa – 0.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	1,205	1,175,249

Kansas – 1.4%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 07/01/2048	5,000	5,501,000

Kentucky – 1.4%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	145	154,685
Kentucky Turnpike Authority Series 2013A 5.00%, 07/01/2029	5,000	5,306,550

		5,461,235

Louisiana – 0.3%
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.10%, 06/01/2037	235	206,452
2.20%, 06/01/2037	950	788,947

		995,399

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 1.8%
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2045	$6,725	$7,037,443

Massachusetts – 4.1%
Massachusetts School Building Authority Series 2011B 5.00%, 10/15/2032 (Pre-refunded/ETM)	13,000	13,815,100
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 08/15/2030	2,480	2,675,399

		16,490,499

Michigan – 7.5%
Detroit City School District Series 2012A 5.00%, 05/01/2026-05/01/2027	6,045	6,442,458
Detroit Downtown Development Authority AGM Series 2018A 5.00%, 07/01/2043-07/01/2048	13,020	14,338,698
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D1 5.00%, 07/01/2035	1,250	1,373,913
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2034	2,250	2,391,682
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 7.00%, 12/01/2030(a)	3,260	3,398,322
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/2023(c)	2,140	1,809,220

		29,754,293

Minnesota – 2.4%
City of Rochester MN (Mayo Clinic) Series 2018 4.00%, 11/15/2048	3,000	3,194,880

16 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018A 5.00%, 02/15/2058	$6,000	$6,405,720

		9,600,600

Nebraska – 3.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 09/01/2042	10,000	12,341,900

New Jersey – 12.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 06/15/2031	2,500	2,519,875
Series 2016B 5.50%, 06/15/2030	5,000	5,227,050
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	1,000	1,019,790
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2036	2,500	2,449,000
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	6,450	6,869,766
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,750	5,099,077
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2033	3,370	3,396,252
Series 2019B 4.00%, 06/15/2037	800	741,000

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2012B 5.00%, 01/01/2029	$6,500	$6,952,335
Series 2013A 5.00%, 01/01/2031 (Pre-refunded/ETM)	5,000	5,460,850
Tobacco Settlement Financing Corp. Series 2018A 5.00%, 06/01/2046	8,990	9,377,829

		49,112,824

New York – 19.2%
City of New York NY Series 2012B 5.00%, 08/01/2030	5,070	5,450,351
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/2029	4,000	4,007,440
Series 2012F 5.00%, 11/15/2027	1,575	1,577,929
Series 2013A 5.00%, 11/15/2029 (Pre-refunded/ETM)	1,830	2,058,494
Series 2014B 5.25%, 11/15/2034	4,000	4,040,400
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/2035(b)	14,260	16,099,968
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 06/15/2026	5,000	5,204,450
Series 2013D 5.00%, 06/15/2034	3,600	3,940,092
New York City NY Transitional Series 2007B 5.00%, 08/01/2034-08/01/2037(b)	10,000	11,433,700
New York State Dormitory Authority Series 2012D 5.00%, 02/15/2029 (Pre-refunded/ETM)	1,135	1,216,788
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012B 5.00%, 03/15/2032	7,600	8,054,100
Series 2012D 5.00%, 02/15/2029	6,865	7,288,982

18 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2013178 5.00%, 12/01/2032	$4,400	$4,799,036
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	490	414,124
5.25%, 09/15/2042-09/15/2053	1,320	1,066,618

		76,652,472

North Carolina – 2.5%
North Carolina Medical Care Commission (Vidant Health Obligated Group) Series 2015 5.00%, 06/01/2045	4,445	4,788,421
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	5,259,700

		10,048,121

Ohio – 1.6%
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	1,800	1,952,298
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 02/15/2052	2,240	2,274,720
Series 2017 5.00%, 02/15/2042	1,500	1,530,435
Ohio Higher Educational Facility Commission (Kenyon College) 4.00%, 07/01/2040	730	746,067

		6,503,520

Oklahoma – 2.9%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) 3.25%, 09/01/2038	2,015	1,831,030
Oklahoma City Airport Trust Series 2018 5.00%, 07/01/2043-07/01/2047	7,000	7,779,060
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 06/01/2045	1,700	1,846,421

		11,456,511

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 0.2%
Oregon State Lottery Series 2011A 5.25%, 04/01/2025	$695	$722,091

Pennsylvania – 12.7%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 04/01/2047	5,000	5,401,000
Butler County Hospital Authority (Butler Health System Obligated Group) Series 2015 5.00%, 07/01/2035-07/01/2039	3,510	3,754,592
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2043-09/01/2048	13,250	14,253,760
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 08/01/2033 (Pre-refunded/ETM)	3,480	3,518,906
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034-06/30/2042	9,270	9,409,234
Pennsylvania Turnpike Commission Series 2014A 5.00%, 12/01/2031-12/01/2033	6,355	7,232,043
School District of Philadelphia (The) Series 2016F 5.00%, 09/01/2035	5,000	5,830,350
Scranton School District/PA BAM Series 2017E 4.00%, 12/01/2037	1,025	1,123,236

		50,523,121

Puerto Rico – 0.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2019A 4.329%, 07/01/2040	615	549,207
5.00%, 07/01/2058	2,625	2,459,809

		3,009,016

20 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 5.0%
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018A 5.00%, 05/01/2048	$5,900	$6,292,232
South Carolina Ports Authority Series 2015 5.00%, 07/01/2045 (Pre-refunded/ETM)	5,000	5,966,900
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/2049	1,400	1,452,612
Series 2014C 5.00%, 12/01/2046	1,000	1,043,210
Series 2016B 5.00%, 12/01/2041	5,000	5,337,000

		20,091,954

Tennessee – 2.0%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	420	420,069
5.00%, 08/01/2049	705	747,759
Chattanooga-Hamilton County Hospital Authority Series 2014 5.00%, 10/01/2044	7,500	6,917,100

		8,084,928

Texas – 7.8%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 08/15/2039	4,805	5,199,587
Central Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2040	3,500	3,726,555
City of Austin TX Water & Wastewater System Revenue Series 2013A 5.00%, 11/15/2029	5,000	5,548,400
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/2026 (Pre-refunded/ETM)	6,000	6,388,260

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Denton LLC) AGM Series 2018A-1 5.00%, 07/01/2038-07/01/2048	$1,600	$1,745,382
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 01/01/2040	5,000	5,284,250
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 06/30/2043	3,000	3,302,340

		31,194,774

Utah – 1.9%
Salt Lake City Corp. Airport Revenue Series 2017A 5.00%, 07/01/2047	4,500	4,889,115
Series 2018A 5.00%, 07/01/2048	2,500	2,735,675

		7,624,790

West Virginia – 1.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018A 5.00%, 06/01/2052	3,875	4,178,374

Wisconsin – 2.8%
Wisconsin Public Finance Authority (CHF – Wilmington LLC) AGM 5.00%, 07/01/2058	10,000	10,988,400

Total Long-Term Municipal Bonds (cost $635,318,360)		646,480,690

Collateralized Mortgage Obligations – 0.5%
Non-Agency Fixed Rate – 0.5%
California Housing Finance Series 20192 4.00%, 03/20/2033	1,169	1,124,180

22 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	$802	$769,340

Total Collateralized Mortgage Obligations (cost $2,269,895)		1,893,520

Total Investments – 162.6% (cost $637,588,255)		648,374,210
Other assets less liabilities – (62.6)%		(249,696,611)

Net Assets – 100.0%		$398,677,599

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $7,333,914 or 1.8% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/2023	11/30/2005	$2,132,189	$1,809,220	0.45%

As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.6% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

ETM – Escrowed to Maturity

OSF – Order of St. Francis

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 23

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value (cost $637,588,255)	$648,374,210
Interest receivable	9,545,540
Affiliated dividends receivable	147

Total assets	657,919,897

Liabilities
Due to custodian	513,588
Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost of $295,589)	231,829,411
Payable for floating rate notes issued*	26,095,000
Interest expense payable	351,343
Advisory fee payable	287,879
Directors’ fees payable	2,705
Other liabilities	45,998
Accrued expenses	116,374

Total liabilities	259,242,298

Net Assets Applicable to Common Shareholders	$398,677,599

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,990,715 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	403,691,615
Accumulated loss	(5,042,761)

Net Assets Applicable to Common Shareholders	$398,677,599

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$13.87

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

24 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest	$12,691,688
Dividends—Affiliated issuers	43,324	$12,735,012

Expenses
Advisory fee (see Note B)	1,817,851
Custodian	76,249
Audit and tax	33,074
Printing	23,904
Transfer agency	23,347
Legal	19,503
Registration fees	13,956
Directors’ fees and expenses	11,523
Miscellaneous	67,741

Total expenses before interest expense, fees and amortization of offering costs	2,087,148
Interest expense, fees and amortization of offering costs	3,024,645

Total expenses	5,111,793
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,838)

Net expenses		5,108,955

Net investment income		7,626,057

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(499,501)
Net change in unrealized appreciation/depreciation of investments		(38,385,694)

Net loss on investment transactions		(38,885,195)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(31,259,138)

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 25

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31, 2019
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$7,626,057		$15,352,734
Net realized gain (loss) on investment transactions	(499,501)		1,902,760
Net change in unrealized appreciation/depreciation of investments	(38,385,694)		37,264,162
Dividends to Auction Preferred Shareholders from
Net investment income	– 0	–	(329,727)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(31,259,138)		54,189,929
Distributions to Common Shareholders	(7,900,833)		(15,271,783)
Return of capital to Common Shareholders	– 0	–	(529,884)
Auction Preferred Shares Transaction
Net increase on tendered and repurchased Auction Preferred Shares	– 0	–	1,018,960

Total increase (decrease)	(39,159,971)		39,407,222
Net Assets Applicable to Common Shareholders
Beginning of period	437,837,570		398,430,348

End of period	$398,677,599		$437,837,570

See notes to financial statements.

26 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2020 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations			$(31,259,138)
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(27,838,187)
Purchases of short-term investments	(34,421,616)
Proceeds from disposition of long-term investments	24,055,886
Proceeds from disposition of short-term investments	36,407,478
Net realized loss on investment transactions	499,501
Net change in unrealized appreciation/depreciation on investment transactions	38,385,694
Net accretion of bond discount and amortization of bond premium	2,328,868
Decrease in deferred offering cost	79,712
Decrease in interest receivable	144,977
Decrease in affiliated dividends receivable	8,389
Decrease in payable for investments purchased	(804,117)
Decrease in advisory fee payable	(24,953)
Decrease in interest expense payable	(102,141)
Increase in Directors’ fee payable	769
Decrease in other liabilities	(58,248)
Decrease in accrued expenses	(15,629)

Total adjustments			38,646,383

Net cash provided by (used in) operating activities			7,387,245
Cash flows from financing activities
Increase in due to custodian	513,588
Cash dividends paid	(7,900,833)

Net cash provided by (used in) financing activities			(7,387,245)

Net increase in cash			– 0	–
Cash at beginning of period			– 0	–

Cash at end of period		$	– 0	–

Supplemental disclosure of cash flow information
Interest expense paid during the period	$3,047,074

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate MuniFund Term Preferred Shares throughout the period

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 27

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

28 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

30 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$646,480,690		$	– 0	–	$646,480,690
Collateralized Mortgage Obligations		– 0	–	1,893,520			– 0	–	1,893,520
Liabilities:
Variable Rate MuniFund Term Preferred Shares(a)		– 0	–	(231,829,411)			– 0	–	(231,829,411)
Floating Rate Notes(a)		(26,095,000)		– 0	–		– 0	–	(26,095,000)
Other Financial Instruments(b)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$(26,095,000)		$416,544,799		$	– 0	–	$390,449,799

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of .55% of the Fund’s adjusted average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of Variable Rate MuniFund Term Preferred Shares (the “VMTPS”), which is a liability for financial reporting purposes, is not deducted.

Under the terms of the shareholder inquiry agency agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2020, there was no reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $2,838.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$1,986	$34,422	$36,407	$	– 0 –	$43

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NOTES TO FINANCIAL STATEMENTS (continued)

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,838,187		$24,000,690
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$22,680,995
Gross unrealized depreciation	(11,895,040)

Net unrealized appreciation	$10,785,955

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2020.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at April 30, 2020. During the six months ended April 30, 2020 and the year ended October 31, 2019, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Auction Preferred Shares

At the inception of the year ended October 31, 2019, the Fund had 3,685 shares outstanding of auction preferred stock (the “APS”), consisting of 894 shares of Series M, 654 shares of Series T, 706 shares of Series W and 1,431 shares of Series TH, which were subsequently purchased or redeemed by the Fund during the year as described below. The APS had a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the APS may have changed every 7 days as set by the auction agent for series M, T, W and TH. Due to the failed auctions, the dividend rate was the “maximum rate” set by the terms of the APS, which was based on AA commercial paper rates and short-term municipal bond rates.

During the year ended October 31, 2019, the Fund conducted a tender offer (the “Offer”) for its APS at a price reflecting a discount to its liquidation preference. The Fund offered to purchase up to 100% of its APS, at a price equal to 98.75% of the liquidation preference of $25,000 per share (or $24,687.50 per share), plus any unpaid dividends accrued through the termination date of the Offer. The Offer expired on December 13, 2018, and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. In aggregate, the Fund accepted for payment 3,575 APS, which represented approximately $89,375,000 or 97% of its outstanding APS (at $25,000 per share). Payment for such shares was made by the Fund on December 19, 2018. APS that were not tendered remained outstanding. The shares accepted represented, approximately 99%, 87%, 97% and 99% of outstanding Series M, Series T, Series W and Series TH, respectively. The difference of $1,018,290 between the liquidation preference of the APS and the actual

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NOTES TO FINANCIAL STATEMENTS (continued)

purchase price of the tendered APS, net of legal, printing, mailing, information agent and registration fees of $98,898, was recorded by the Fund as “Net increase from tendered and repurchased Auction Preferred Shares” on the statement of changes in net assets.

Following the completion of the Offer, the Fund had issued and outstanding 1 share of Series M APS, 85 shares of Series T, 20 shares of Series W and 4 shares of Series TH. In September and October 2019, the Fund redeemed all of these outstanding APS at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The aggregate amount paid by the Fund in connection with the redemption of the APS was $2.75 million. The Fund redeemed Series M APS on August 29, 2019, Series T on August 30, 2019, Series W on September 3, 2019 and Series TH on September 4, 2019.

Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2015, the Fund completed a private offering of 2015 VMTPS, having a liquidation preference of $25,000 per share. The Fund issued and sold 5,644 2015 VMTPS in its offering. On August 28, 2019, the Fund redeemed the 2015 VMTPS at their liquidation preference of $25,000 per share.

During the year ended October 31, 2019, the Fund completed private offerings of 2019 VMTPS and 2018 VMTPS, each having a liquidation preference of $25,000 per share, on August 28, 2019 and December 19, 2018, respectively. The Fund issued and sold 5,754 2019 VMTPS and 3,531 2018 VMTPS in its offerings. The 2019 VMTPS and 2018 VMTPS allow the Fund to replace the leverage previously obtained through tendered APS, redeemed APS and redeemed 2015 VMTPS with new preferred shares and the net proceeds from these offerings were used to repurchase such APS and 2015 VMTPS. The 2019 VMTPS and 2018 VMTPS rank pari passu with each other but are subject to a mandatory redemption by the Fund in August 2049 and December 2048, respectively. The cost of leverage to the Fund resulting from the issuance of the VMTPS is expected to vary over time and to differ from, and in some cases exceeds, the cost of leverage associated with the APS, although the Adviser anticipates that, in general, an increase in interest rates beyond a certain level may result in the VMTPS being more economical to the Fund.

The VMTPS generally do not trade, and market quotations are generally not available. The VMTPS pay a variable dividend rate tied to a SIFMA Municipal Swap index, plus an additional fixed “spread” amount of 0.90% for 2018 VMTPS and 0.98% for 2019 VMTPS, as established at the time of issuance. As of April 30, 2020, the dividend rates for the 2018 VMTPS and 2019 VMTPS were 2.02% and 2.10%, respectively. In the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

statement of assets and liabilities, the aggregate liquidation preference of the VMTPS is shown as a liability in accordance with U.S. GAAP because the VMTPS have a stated mandatory redemption date. For the six months ended April 30, 2020, the average amount of the VMTPS outstanding and the daily weighted average dividend rate were $232,125,000 and 2.34%, respectively.

Dividends on the VMTPS (which are treated as interest payments for financial reporting purposes) are accrued daily and paid monthly. Unpaid dividends on the VMTPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on the VMTPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of the VMTPS were recorded as a deferred charge, and are amortized over the first three years of the life of the shares and the amortization is included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The issuance costs related to the liability represented by the VMTPS under U.S. GAAP are presented as a direct deduction from the liability rather than as an asset on the statement of assets and liabilities, consistent with debt discounts. The Fund included deferred offering costs in “Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” on the statement of assets and liabilities. The VMTPS are treated as equity for tax purposes. During the six months ended April 30, 2020, no additional costs were incurred and capitalized by the Fund.

The preferred shareholders, i.e., the holders of both the 2019 VMTPS and 2018 VMTPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$145,760	$18,452
Tax-exempt income	15,126,023	15,605,228

Distributions Paid	15,271,783	15,623,680
Return of capital	529,884	536,723

Total distributions paid	$15,801,667	$16,160,403

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gains/losses	$(14,852,459	)(a)
Unrealized appreciation/(depreciation)	48,969,669	(b)

Total accumulated earnings/(deficit)	$34,117,210

(a)

As of October 31, 2019, the Fund had a net capital loss carryforward of $14,852,459. During the fiscal year, the Fund utilized $1,975,615 of capital loss carry forwards to offset current year net realized gains. The Fund also had $4,345,107 of capital loss carryforwards expire during the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $9,209,245 and a net long-term capital loss carryforward of $5,643,214, which may be carried forward for an indefinite period.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages

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NOTES TO FINANCIAL STATEMENTS (continued)

and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the

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NOTES TO FINANCIAL STATEMENTS (continued)

Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/ or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater

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NOTES TO FINANCIAL STATEMENTS (continued)

degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding VMTPS result in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the preferred shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose vehicle (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event

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NOTES TO FINANCIAL STATEMENTS (continued)

holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2020, the amount of the Fund’s Floating Rate Notes outstanding was $26,095,000 and the related interest rate was 0.24% to 0.26%. For the six months ended April 30, 2020, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $26,095,000 and 2.07%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial

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NOTES TO FINANCIAL STATEMENTS (continued)

statements as a secured borrowing. For the six months ended April 30, 2020, the Fund did not engage in such transactions.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	15.23	13.86	14.94	15.36	14.87	14.79

Income From Investment Operations

Net investment income(a)	.27	(b)	.53	(b)	.61	(b)	.66	(b)	.71	(b)	.81

Net realized and unrealized gain (loss) on investment transactions	(1.36)	1.36	(1.06)	(.40)	.52	(.21)

Dividends to auction preferred shareholders from net investment income (common stock equivalent basis)	– 0	–	(.01)	(.07)	(.04)	(.02)	(.01)

Net increase (decrease) in net asset value from operations	(1.09)	1.88	(.52)	.22	1.21	.59

Less: Dividends and Distributions to Common Shareholders from

Net investment income	(.27)	(.53)	(.54)	(.62)	(.69)	(.81)

Return of capital	– 0	–	(.02)	(.02)	(.02)	(.03)	(.01)

Total dividends and distributions	(.27)	(.55)	(.56)	(.64)	(.72)	(.82)

Net increase from tender and repurchase of Auction Preferred Shares	– 0	–	.04	– 0	–	– 0	–	– 0	–	.31

Net asset value, end of period	$ 13.87	$ 15.23	$ 13.86	$ 14.94	$ 15.36	$ 14.87

Market value, end of period	$ 12.64	$ 13.59	$ 11.97	$ 13.61	$ 13.86	$ 13.55

Discount, end of period	(8.87)%	(10.77)%	(13.64)%	(8.90)%	(9.77)%	(8.88)%
Total Return

Total investment return based on:(c)

Market value	(5.05)%	18.44%	(8.08)%	2.90%	7.57%	2.52%

Net asset value(d)	(7.03)%	14.63%	(3.05)%	1.93%	8.63%	6.80%

Ratios/Supplemental Data

Net assets applicable to common shareholders, end of period (000’s omitted)	$398,678	$437,838	$398,430	$429,446	$441,514	$427,527

Auction Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	N/A	N/A	$92,125	$92,125	$92,125	$92,125

Asset coverage per share	N/A	N/A	$67,709	$71,033	$72,327	$70,828

Variable Rate MuniFund Term Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	$232,125	$232,125	$141,100	$141,100	$141,100	$141,100

Asset coverage per share	$67,938	$72,155	$67,709	$71,033	$72,327	$70,828

See footnote summary on page 45.

44 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Ratio to average net assets applicable to common shareholders of:

Expenses, net of waivers/reimbursements(e)(f)	2.38	%^	2.56%		2.04%		1.78%		1.59%		1.16%

Expenses, before waivers/reimbursements(e)(f)	2.38	%^	2.56%		2.04%		1.78%		1.59%		1.16%

Net investment income, before Auction Preferred Shares dividends(e)	3.55	%(b)^	3.63	%(b)	4.23	%(b)	4.47	%(b)	4.60	%(b)	5.56%

Auction Preferred Shares dividends	0%		.08%		.48%		.27%		.13%		.06%

Net investment income, net of Auction Preferred Shares dividends	3.55	%(b)^	3.55	%(b)	3.75	%(b)	4.20	%(b)	4.47	%(b)	5.50%

Portfolio turnover rate	4%		14%		22%		11%		14%		24%

Asset coverage ratio	272%		289%		270%		284%		289%		283%

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 97% and 94% of the per share liquidation preference for the years ended October 31, 2019 and October 31, 2015, respectively. Absent this transaction, the total return based on net asset values would have been 14.34% and 4.57% for the years ended October 31, 2019 and October 31, 2015, respectively.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019	2018	2017	2016	2015

Net of waivers/reimbursements	.97%	^	.98%	1.00%	.98%	.96%	1.01%

Before waivers	.97%	^	.98%	1.00%	.98%	.96%	1.01%

^	Annualized.

See	notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 45

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant

46 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

ADDITIONAL INFORMATION (continued)

will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 47

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III,(2),^ Senior Vice President Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233-5000

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are R.B. “Guy” Davidson III, Terrance T. Hults and Matthew J. Norton.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 9, 2020, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

48 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 49

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. The directors noted that historically, including in the most recent fiscal year of the Fund, the Adviser has not requested such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors noted that the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock), which the directors considered appropriate because the Adviser is responsible for investing the assets supported by the preferred stock.

The directors also compared the Fund’s contractual advisory fee rate with the fee rates charged by the Adviser for advising several open-end funds that invest in municipal securities and noted historical differences in their fee structures.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 51

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their consideration of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

52 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 53

NOTES

54 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 55

NOTES

56 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 57

NOTES

58 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 59

NOTES

60 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ABNMIF-0152-0420

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2020